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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             ____________________

       Date of Report (Date of earliest event reported):  April 27, 1999


                                 CHATTEM, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Tennessee                       0-5905                    62-0156300
--------------            ---------------------         ------------------
  (State of               (Commission File No.)           (IRS Employer
incorporation)                                          Identification No.)


             1715 West 38th Street, Chattanooga, Tennessee  37409
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (423) 821-4571
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.
---------------------

On April 27, 1999, Chattem, Inc. (the "Company") announced in a press release that it intends to begin an offering of $75,000,000 of senior subordinated notes due April 1, 2008. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.1.
------------

Item 7. Financial Statements and Exhibits.
-----------------------------------------

          (c)  Exhibits

               99.1  Press Release dated April 27, 1999.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 29, 1999                      CHATTEM, INC.

                                    By: /s/ A. Alexander Taylor II
                                        -------------------------------------
                                        A. Alexander Taylor II
                                        President and Chief Operating Officer

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